SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


Current Report Under to Section 13 or 15(d) of
The Securities Exchange Act of 1934


Date of Report (date of earliest event reported): January 23, 1996 Commission File Number: 1-10013


Larson Davis Incorporated
(Exact Name of Registrant as Specified in its Charter)


Nevada                                       87-0429944
(State or other jurisdiction of             (IRS Employer
incorporation or organization)            Identification No.)


1681 West 820 North
Provo, Utah                                      84601
(Address of Principal Executive Offices)       (Zip Code)


Registrant's Telephone Number, Including Area Code:
(801) 375-0177


(Former name, former address, and formal fiscal year, if changed
since last report)     N/A


Page 1 of 5 consecutively numbered pages, including exhibits.


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 23, 1996, Larson Davis Incorporated (the
"Registrant"), terminated Peterson, Siler & Stevenson as the auditors of the Registrant. On January 24, 1996, the Registrant appointed Grant Thornton LLP to be its auditors for the fiscal year ending June 30, 1996, and thereafter. The appointment of Grant
Thornton LLP as auditors was approved by the board of directors of the Registrant.

The appointment of Grant Thornton LLP represents a change of auditors from Peterson, Siler & Stevenson, whose dismissal was approved by the board. The reports of Peterson, Siler & Stevenson on the Registrant's financial statements as of June 30, 1995, and the two years then ended did not contain an adverse opinion, or a disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles, other than a limitation as to the presentation of the financials on a going concern basis. During the past two fiscal years and the interim period preceding the dismissal of Peterson, Siler & Stevenson, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Peterson, Siler & Stevenson, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the two most recent fiscal years and the subsequent interim period preceding Peterson, Siler & Stevenson's dismissal, the Registrant was not advised by Peterson, Siler & Stevenson that internal controls necessary for the Registrant to develop reliable financial statements did not exist nor that information came to its attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management. The Registrant has not been advised by Peterson, Siler & Stevenson of the need to expand significantly the scope of the Registrant's audit, nor has the Registrant been advised that during the two most recent fiscal years and the subsequent interim period preceding its dismissal, information has come to the attention of Peterson, Siler & Stevenson that on further investigation may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause Peterson, Siler & Stevenson to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

The Registrant has provided its former auditors, Peterson, Siler
& Stevenson, with a copy of the foregoing disclosures. A letter, addressed to the Commission, by the auditors stating agreement with the above statements made by the Registrant is attached hereto as an exhibit.

No consultations occurred between the Registrant and Grant Thornton LLP during the two most recent fiscal years and any subsequent interim period prior to Grant Thornton LLP's appointment regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion, or seeking other advice that was considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

The following exhibits are included as part of this report:

            SEC
Exhibit  Reference
Number     Number   Title of Document                         Page

1.01         16     Letter from Peterson, Siler & Stevenson     5


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SIGNATURES

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 26, 1996              LARSON DAVIS INCORPORATED


                                      By     /s/ Dan J. Johnson
                                        Dan J. Johnson,
                                        Vice-President
                                        Secretary/Treasurer
                                        (Principal Financial and
                                        Accounting Officer)

PETERSON, SILER & STEVENSON
CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL CORPORATION
430 EAST 400 SOUTH
SALT LAKE CITY, UTAH 84111
(801) 328-2727    FAX (801) 328-1123



January 24, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Larson Davis Incorporated's statements, pertaining to our firm included under Item 4 of Form 8-K dated January 23, 1996, and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Peterson, Siler & Stevenson, P.C.

PETERSON, SILER & STEVENSON, P.C.